Exhibit 99.1

Form of Voting and Support Agreement

This VOTING AND SUPPORT AGREEMENT, dated as of February [●], 2023 (this “Agreement”), by and among Oak Street Health, Inc., a Delaware corporation (the “Company”), the stockholders listed on the signature page(s) hereto (together with any subsequent stockholders or transferees who become “Stockholders” pursuant to Section 3, collectively, the “Stockholders” and each individually, a “Stockholder”), and CVS Pharmacy, Inc., a Rhode Island corporation (“Parent”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement (as defined below).

WHEREAS, as of the date hereof, each Stockholder is the record and/or beneficial owner of the number of shares of Company Common Stock set forth on Schedule A hereto (together with such additional shares of Company Common Stock that become beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) by such Stockholder, whether upon the exercise of options or warrants, conversion of convertible securities or otherwise, after the date hereof until the Expiration Date (as defined below), the “Subject Shares”);

WHEREAS, concurrently with the execution of this Agreement, Parent, Halo Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) the Company, and solely for the limited purposes set forth therein, CVS Health Corporation, a Delaware corporation, are entering into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions thereof and in accordance with the applicable provisions of the DGCL, Merger Sub will be merged with and into the Company (the “Merger”), the separate corporate existence of Merger Sub will thereupon cease and the Company will continue as the surviving corporation and a wholly owned Subsidiary of Parent; and

WHEREAS, as a condition and inducement to the willingness of Parent to enter into the Merger Agreement, Parent has required that each Stockholder agree, and each Stockholder has agreed, to enter into this Agreement and abide by the covenants and obligations set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree, severally and not jointly, as follows:

1.      Voting of Shares. Each Stockholder hereby agrees that during the period commencing on the date of this Agreement and continuing until the Expiration Date (such period, the “Term”), at the Company Stockholder Meeting and at any other meeting of the stockholders of the Company for any matter contemplated by this Agreement, however called, including any adjournment or postponement of each of the foregoing, such Stockholder shall, in each case to the fullest extent that the Subject Shares are entitled to vote thereon:

(a)       appear (in person or by proxy) at each such meeting or otherwise cause all of the Subject Shares that such Stockholder is entitled to vote to be counted as present thereat for purposes of calculating a quorum; and

(b)       vote (or cause to be voted), in person or by proxy, all of the Subject Shares that such Stockholder is entitled to vote: (i) in favor of the adoption of the Merger Agreement; (ii) without limitation of the preceding clause (i), in favor of any proposal to adjourn or postpone any meeting of the holders of Company Common Stock at which the matters described in the preceding clause (i) are submitted for the consideration and vote of the holders of Company Common Stock to a later date if there are not sufficient votes for approval of such matters on the date on which the meeting is held; and (iii) against any action or agreement that would reasonably be expected to prevent or materially delay the ability of the Company to consummate the Transactions.

2.       No Inconsistent Agreements. Each Stockholder hereby represents, covenants and agrees that, except for this Agreement [and the Sponsor Director Nomination Agreement (as defined below)]1, such Stockholder (a) has not entered into any voting agreement, voting trust or similar agreement or understanding with respect to any of the Subject Shares that is in effect on the date hereof, and shall not enter into at any time prior to the Expiration Date, any voting agreement, voting trust or similar agreement or understanding with respect to any of the Subject Shares, in each case, that is inconsistent with this Agreement, (b)  shall not grant at any time prior to the Expiration Date, a proxy, consent or power of attorney with respect to any of the Subject Shares, in each case, that is inconsistent with this Agreement and (c)  shall not take any action that would reasonably be expected to constitute a breach hereof or have the effect of delaying or preventing such Stockholder from performing any of its obligations under this Agreement.

3.       Transfer of Subject Shares.

(a)       Each Stockholder hereby agrees, until the earlier of (i) the Expiration Date or (ii) the time at which the Requisite Stockholder Approval shall have been obtained, not to, directly or indirectly, except as otherwise provided in this Agreement, Transfer (as defined below), either voluntarily or involuntarily, or enter into any Contract with respect to the Transfer of, any of the Subject Shares or any interest therein (whether by actual disposition or effective economic disposition due to hedging, cash settlement or otherwise); provided that nothing herein shall prohibit a Stockholder from the following: (A) Transfers or dispositions of the Subject Shares to any members of such Stockholder’s immediate family, to any trust for the direct benefit of such Stockholder or the immediate family of such Stockholder or to a partnership, limited liability company or other entity of which the Stockholder or any member of the Stockholder’s immediate family are the legal and beneficial owners of all of the outstanding equity securities of such entity or similar interest and the Stockholder controls all of the voting power of such entity, (B) Transfers or dispositions of the Subject Shares by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of such Stockholder, (C) Transfers that occur by operation of Law pursuant to a qualified domestic relations order or in connection with a divorce settlement or decree,

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[1]	Note: To be included in the voting agreements with entities that are party to the Sponsor Director Nomination Agreement.

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(D) exercise an option or warrant (including a net or cashless exercise of such option or warrant) to purchase shares of Company Common Stock, (E) Transfer of Subject Shares to the Company to cover tax withholding obligations of such Stockholder in connection with any option exercise or the vesting of any restricted stock or restricted stock unit award, (F) Transfer Subject Shares pursuant to a charitable gift or contribution, [(G) Transfer Subject Shares pursuant to any contract, instruction or trading plan established pursuant to Rule 10b5-1 under the Exchange Act (and that is in effect as of the date hereof) up to that number of Subject Shares as permitted to be sold under such plan]2 and (H) Transfer Subject Shares to an Affiliate of such Stockholder (clauses (A) through (H) above, a “Permitted Transfer”); provided, further, that any Permitted Transfer pursuant to clauses (A), (C), (E), (F) and (H) shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing to be bound by each of the terms of, and to assume all of the obligations of such Stockholder under, this Agreement with respect to the Subject Shares so Transferred by executing and delivering a joinder agreement in form and substance reasonably acceptable to Parent and the Company. Upon the execution and delivery of a joinder agreement by such transferee, such transferee shall be deemed to be a party hereto as if such transferee’s signature appeared on the signature pages of this Agreement and shall be deemed to be a Stockholder with respect to the Subject Shares held by such Person. Any Transfer or attempted Transfer of any Subject Shares in violation of this Agreement shall be null and void ab initio. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin.

(b)       If any involuntary Transfer of any of the Subject Shares shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the valid termination of this Agreement.

(c)       For purposes of this Agreement, “Transfer” means any direct or indirect transfer, sale, assignment, pledge, encumbrance, hypothecation, grant of a security interest in, gift, distribution or other disposal of all or any portion of the Subject Shares, by operation of Law or otherwise. For the avoidance of doubt, an indirect Transfer of limited partner interests or limited liability company interests of such Stockholder or any of its direct or indirect holders, and which does not result in the direct or indirect transfer of “control” (as defined in the Merger Agreement) of such Stockholder and does not affect in any way such Stockholder’s obligations under this Agreement, is permitted without notice or consent of any kind.

4.       Further Assurances; Disclosure. From time to time and without additional consideration, each Stockholder shall execute and deliver, or cause to be executed and delivered, such additional instruments, and shall take such further actions, as Parent or the Company may reasonably request for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, each Stockholder hereby severally as to itself only, but not jointly with any other Stockholder, authorizes Parent and the Company to publish and disclose in any public filing made in connection with the Merger Agreement and the transactions contemplated thereby and in any other announcement or disclosure required by applicable Law, such Stockholder’s identity and ownership of the Subject Shares and the nature of such Stockholder’s obligations under this Agreement and authorizes Parent and the Company to include this Agreement as an exhibit to any filing required to be made by the Company or an Affiliate of Parent with the SEC in connection with the Merger Agreement and the transactions contemplated thereby.

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[2]	Note: To be included in voting agreements for Specified Stockholders who are directors of the Company only.

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5.         Representations and Warranties of Each Stockholder.

(a)       Each Stockholder on its own behalf hereby represents and warrants to Parent, severally and not jointly, as of the date hereof with respect to such Stockholder as follows:

(i)       Organization. Such Stockholder, if not a natural Person, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(ii)       Authority. Such Stockholder has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions. No other actions on the part of such Stockholder (or its governing body, general partner, board of directors, partners or other equityholders, as applicable) are necessary to authorize or adopt this Agreement or compliance with its obligations hereunder.

(iii)       No Conflicts. Neither the execution and delivery of this Agreement by such Stockholder, nor the performance by such Stockholder of its obligations hereunder or the consummation by it of the transactions contemplated hereby, will (i) violate, conflict with or result in a breach of, constitute a default (with or without notice or lapse of time or both), or require any material consent or action by any Person, under any provision of, any Contract to which such Stockholder is party, (ii) violate any Law or order, decision, judgment, decree, injunction or ruling of any Governmental Authority applicable to such Stockholder or (iii) conflict with or violate any provision of the certificate of incorporation, bylaws, limited liability company agreement or other comparable governing documents of such Stockholder, in each case, other than consents or authorizations that (A) have been duly obtained prior to the execution and delivery of this Agreement or (B) would not materially impair the ability of such Stockholder to perform its obligations hereunder.

(iv)       Consents and Approvals. The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of its obligations hereunder and the consummation by it of the transactions contemplated hereby will not, require such Stockholder to obtain any consent, approval, order, waiver, authorization or permit of or any filing with or notification to, any Governmental Authority, other than such reports, schedules or statements under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and any other consents, approvals, notifications, permits or filings that would not reasonably be expected to materially and adversely affect the ability of such Stockholder to perform its obligations hereunder.

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(v)       Ownership. Such Stockholder is the record and/or beneficial owner of and has good and valid title to, the Subject Shares set forth opposite such Stockholder’s name on Schedule A hereto, free and clear of any and all Liens (other than Permitted Liens), other than (I) those created by this Agreement, [(II) the Registration Rights Agreement, dated as of August 10, 2020, by and among Oak Street Health, Inc., General Atlantic (OSH) Interholdco, L.P. and its Affiliates (as defined therein), Newlight Harbour Point SPV LLC and its Affiliates, as applicable, and any Person who becomes party thereto]3, [(III)] restrictions on transfer of general applicability arising under applicable securities Laws or [(IV)] restrictions that would not limit such Stockholder’s ability to comply with its obligations hereunder. Such Stockholder does not own, of record or beneficially, any shares of Company Common Stock other than the Company Common Stock set forth opposite such Stockholder’s name on Schedule A hereto (except that such Stockholder may be deemed to beneficially own Subject Shares owned by other Stockholders). None of such Stockholders’ Subject Shares are, and at no time during the term of this Agreement will be, except for this Agreement, [and the Sponsor Director Nomination Agreement, dated as of August 10, 2020, by and among Oak Street Health, Inc., General Atlantic (OSH) Interholdco, L.P. and Newlight Harbour Point SPV LLC (the “Sponsor Director Nomination Agreement”),] subject to any voting trust or other agreement or arrangement with respect to the voting of such shares of Company Common Stock.

(vi)       Reliance by Parent and the Company. Such Stockholder understands and acknowledges that Parent and the Company are entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement and the representations, warranties, covenants and obligations of Stockholder contained herein. Such Stockholder has had the opportunity to review this Agreement and the Merger Agreement. Such Stockholder understands and acknowledges that the Merger Agreement governs the terms of the Merger and the other transactions contemplated thereby.

(vii)       No Legal Proceeding. As of the date hereof, there is no Legal Proceeding pending against such Stockholder or, to the knowledge of such Stockholder, threatened against such Stockholder or any of its Affiliates (excluding the Company and its Subsidiaries), or any order, decision, judgment, decree, injunction or ruling of any Governmental Authority to which such Stockholder or any of its Affiliates is subject that would reasonably be expected to question the beneficial or record ownership of such Stockholder’s Subject Shares, the validity of this Agreement or the performance by such Stockholder of its obligations under this Agreement.

(b)       Parent hereby represents and warrants to each Stockholder, as of the date hereof, as follows:

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[3]	Note: To be included in the voting agreements with entities that are party to the Registration Rights Agreement and/or Sponsor Director Nomination Agreement, as applicable.

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(i)       Organization. Parent is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(ii)       Authority. Parent has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions. No actions on the part of Parent (or its board of directors) or its Affiliates that have not been obtained are necessary to authorize or adopt this Agreement or compliance with its obligations hereunder.

(iii)       No Conflicts. Neither the execution and delivery of this Agreement by Parent, nor the performance by Parent of its obligations hereunder or the consummation by it of the transactions contemplated hereby, will (i) violate, conflict with or result in a breach of, constitute a default (with or without notice or lapse of time or both), or require any material consent by any Person, under any provision of, any Contract to which Parent is party, (ii) violate any Law or order, decision, judgment, decree, injunction or ruling of any Governmental Authority applicable to Parent or its Affiliates or (iii) conflict with or violate any provision of the certificate of incorporation or bylaws of Parent, in each case, other than consents or authorizations that (A) have been duly obtained prior to the execution and delivery of this Agreement or (B) would not materially impair the ability of Parent to perform its obligations hereunder.

(iv)       Consents and Approvals. The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations hereunder and the consummation by it of the transactions contemplated hereby will not, except as otherwise set forth in the Merger Agreement, require Parent or its Affiliates to obtain any consent, approval, order, waiver, authorization or permit of or any filing with or notification to, any Governmental Authority, other than consents, approvals, notifications, permits or filings that would not reasonably be expected to materially and adversely affect the ability of Parent to perform its obligations hereunder.

(v)       No Legal Proceeding. As of the date hereof, there is no Legal Proceeding pending against Parent or any of its Affiliates or, to the knowledge of Parent, threatened against Parent or any of its Affiliates, or any order, decision, judgment, decree, injunction or ruling of any Governmental Authority to which Parent or any of its Affiliates is subject that would reasonably be expected to question the validity of this Agreement or the performance by Parent of its obligations under this Agreement.

6.       Stockholder Capacity. No individual executing this Agreement who is or becomes a director or officer, or serves in any other similar function or capacity, of the Company or any other Person shall be deemed to make any representation, warranty, agreement or understanding in this Agreement in such Person’s capacity as a director or officer, or any other similar function or capacity. Each Stockholder is entering into this Agreement solely in such Stockholder’s capacity as the record holder or beneficial owner of the Subject Shares, and nothing herein shall limit or affect any actions taken (or any failures to act) by a Stockholder or, if applicable, such Stockholder’s or any of its Affiliates’ designee(s) serving on the Company Board in such Person’s capacity as a director or officer, or any other similar function or capacity, of the Company or any other Person.

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The taking of any actions (or any failures to act) by a Stockholder in such Stockholder’s or any of its Affiliates’ designee(s) capacity as a director or officer, or any other similar function or capacity, of the Company or any other Person, including taking any action permitted by Section 5.3 of the Merger Agreement, shall not be deemed to constitute a breach of this Agreement, regardless of the circumstances related thereto. Neither Parent nor Merger Sub shall assert any claim that any action taken by such Stockholder (or any of its Affiliates’ designee(s)) in his capacity as a director of the Company violates any provision of this Agreement.

7.       Stockholder Litigation. The Stockholder agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, that may be brought against the Company, Parent, Merger Sub or any of their respective successors and assigns relating to the negotiation, execution or delivery of this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby or thereby; provided that this Section 7 shall not be deemed a waiver of any rights of the Stockholder or its Affiliates for any breach of this Agreement or the Merger Agreement by Parent, the Company or any of their respective Affiliates.

8.       No Solicitation. Prior to obtaining the Requisite Stockholder Approval, no Stockholder shall take any action that the Company’s Representatives would then be prohibited from taking under Section 5.3 of the Merger Agreement.

9.       No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Subject Shares shall remain vested in and belong to each such Stockholder, and neither Parent nor the Company shall have any authority to exercise any power or authority to direct the Stockholder in the voting of any of the Subject Shares, except as otherwise specifically provided herein. The parties hereto acknowledge and agree that the arrangements contemplated by this Agreement are not intended to constitute the formation of a “group” (as defined in Section 13(d)(3) of the Exchange Act) either among the Stockholders or between any of the Stockholders and Parent.

10.       Termination. This Agreement shall automatically terminate without further action upon the earliest to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, (iii) as to the Stockholder, any amendment of the Merger Agreement that (x) reduces the amount of, or changes the form of, or imposes any material restrictions on, or additional conditions on the payment of the Per Share Price or the consummation of the Merger or (y) extends the Termination Date (after giving effect to the extensions contemplated by the Merger Agreement) (each of clauses (x) and (y), an “Adverse Amendment”), in each case, unless such amendment is consented to by such Stockholder, (iv) the mutual written agreement of the Stockholders, the Company and Parent to terminate this Agreement, or (v) the time (if any) at which the Company Board shall have made a Company Board Recommendation Change in accordance with terms of the Merger Agreement (the earliest to occur of any such date under clauses (i) through (v) of this Section 10 being referred to herein as the “Expiration Date”); provided that no such termination shall relieve any party hereto from liability for fraud or any Willful and Material Breach of this Agreement prior to termination.

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Notwithstanding the foregoing, the provisions set forth in Section 7 and in Sections 11 to 24 of this Agreement shall survive the termination of this Agreement. All representations, warranties, covenants and agreements in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement, and all rights and remedies with respect thereto, shall not survive the Expiration Date.

11.       Specific Performance. Each of the parties hereto acknowledges and agrees that (a) the covenants, obligations and agreements contained in this Agreement relate to special, unique and extraordinary matters, and (b) irreparable damage would occur and each such party would not have any adequate remedy at Law in the event that any of the obligations, undertakings, covenants or agreements of the other parties to this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that each of the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches or threatened breaches of this Agreement by each of the other parties hereto, and to enforce specifically the terms and provisions of this Agreement by a decree of specific performance, in accordance with Section 12, without the necessity of proving actual harm or damages or obtaining, furnishing or posting any bond or similar instrument therefor (and each such party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument), this being in addition to any other remedy to which such party is entitled at Law or in equity, and each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that such party has an adequate remedy at Law or that any award of specific performance or other equitable remedy is not an appropriate remedy for any reason at Law or in equity. Without limitation of the foregoing, each of the parties hereto hereby further acknowledges and agrees that during the Term, each party shall be entitled to seek specific performance to enforce specifically the terms and provisions of, and to prevent or cure breaches of the covenants required to be performed by each of the other parties hereto under this Agreement, in addition to any other remedy to which such party is entitled at Law or in equity, including such party’s right to terminate this Agreement pursuant to Section 10. Each of the parties hereto further agrees that it shall not take any position in any legal proceeding concerning this Agreement that is contrary to the terms of this Section 11.

12.       Governing Law. This Agreement and all actions, proceedings, causes of action, claims or counterclaims (whether based on contract, tort, statute or otherwise) based upon, arising out of or relating to this Agreement or the actions of Parent, Merger Sub or the Company in the negotiation, administration, performance and enforcement thereof (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws, including any statutes of limitations, of any jurisdiction other than the State of Delaware.

13.       Waiver. At any time and from time to time prior to the Effective Time, Parent and the Company may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, as applicable;

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(b) waive any inaccuracies in the representations and warranties of the other party hereto contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance by the other party hereto with any of the agreements or conditions contained herein applicable to such party hereto (it being understood that Parent and Merger Sub shall be deemed a single party hereto solely for purposes of this Section 13). Any agreement on the part of a party hereto to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such party hereto. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

14.       Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY HERETO MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE MERGER. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY HERETO WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.

15.       Assignment. No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of the other parties hereto, except as permitted in accordance with Section 3 of this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and shall inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. No assignment by any party hereto will relieve such party hereto of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section 15 is null and void.

16.       Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (iii) immediately upon delivery by electronic mail or by hand (with a written or electronic confirmation of delivery), in each case to the intended recipient as set forth below:

(a)       If to Parent, to:

CVS Pharmacy, Inc.

One CVS Drive

Woonsocket, Rhode Island 02895

Mail Code 1160

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Attention:	Darin P. Smith, Vice President, Senior Legal Counsel - Corporate Services

Email:	[***]

with a copy (which shall not constitute notice) to:

Shearman & Sterling LLP
599 Lexington Ave.
New York, New York 10022

Attention:	Creighton Condon Daniel Litowitz Derrick Lott

Email:	ccondon@shearman.com daniel.litowitz@shearman.com derrick.lott@shearman.com

(b)       If to a Stockholder, to the address set forth on its signature page hereto, with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Ave.
New York, New York 10022

Attention:	Daniel Wolf, P.C. David M. Klein, P.C. Joshua Ayal

Email:	daniel.wolf@kirkland.com dklein@kirkland.com joshua.ayal@kirkland.com

(c)       If to the Company, to:

Oak Street Health, Inc.

30 W. Monroe Street, Suite 1200

Chicago, Illinois 60603

Attention:	Mike Pykosz
Email:	[***]

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with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Ave.
New York, New York 10022

Attention:	Daniel Wolf, P.C. David M. Klein, P.C. Joshua Ayal
Email:	daniel.wolf@kirkland.com dklein@kirkland.com joshua.ayal@kirkland.com

17.       Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

18.       Entire Agreement. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein (including the Merger Agreement) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

19.       Third Party Beneficiaries. This Agreement is not intended to and shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

20.       Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

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21.       Waiver of Appraisal. Each Stockholder hereby irrevocably waives, and agrees not to exercise, any rights of appraisal or rights of dissent from the Merger that such Stockholder may have with respect to the Subject Shares.

22.       Non-Recourse. All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in Law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement or the transactions contemplated by this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as the parties in the preamble to this Agreement and the Persons party to the Merger Agreement or party to any other agreement executed in connection therewith (collectively, the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor or lender to, any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative or assignee of any of the foregoing, shall have any liability (whether in contract or in tort, in Law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or the transactions contemplated by this Agreement or based on, in respect of, or by reason of this Agreement or the transactions contemplated by this Agreement or the negotiation, execution, performance, or breach of this Agreement.

23.       No Agreement until Executed. This Agreement shall not be effective unless and until the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Charter, the Merger Agreement, this Agreement and any other Voting Agreements and the transactions contemplated by the Merger Agreement, including the Merger.

24.       Interpretation and Construction.

(a)       When a reference is made in this Agreement to a Section, such reference is to a Section of this Agreement unless otherwise indicated and references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. When a reference is made in this Agreement to a Schedule, such reference is to a Schedule to this Agreement, unless otherwise indicated.

(b)       When used herein, (i) the words “hereof,” “herein”, “hereunder” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c)       Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

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(d)       The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e)       The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

(f)       When reference is made to any party to this Agreement or any other agreement or document, such reference includes such party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

(g)       Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(h)       Unless the context otherwise requires, any definition of or reference to any Law or any provision of any Law herein shall be construed as referring to such Law as from time to time amended, supplemented or modified, including by succession of comparable successor Laws and references to the rules and regulations promulgated thereunder or pursuant thereto.

(i)       References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented (including by waiver or consent) from time to time.

(j)       The headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(k)       The parties hereto agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(l)       All references to time shall refer to New York City time unless otherwise specified.

25.       Other Agreements. Parent and the Company represent and warrant that they have entered into Voting Agreements with the other Specified Stockholders as of the date hereof, containing the same terms and conditions as this Agreement (collectively, the “Other Agreements”). Parent represents, warrants, covenants and agrees, that it has not entered into, and will not enter into, any other agreement with any stockholder of the Company relating to the voting of shares of Company Common Stock other than the Other Agreements.  Without the prior written consent of the Stockholder, Parent shall not supplement, modify, amend, or waive the terms of the Other Agreements or provide consideration to the Specified Stockholders party to the Other Agreements that is not provided to the Stockholder.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY

OAK STREET HEALTH, INC.

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PARENT

CVS PHARMACY, INC.

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

STOCKHOLDERS:

[●]

By:
Name: [●]
Title: [●]

Address for Notice:
[●]
[●]
[●]
Attention: [●]
Email: [●]

[Signature Page to Voting and Support Agreement]

Schedule A

Stockholder	Shares of Company Common Stock
[●]	[●]
[●]	[●]
[●]	[●]